GOLDMAN SACHS ETF TRUST

Goldman Sachs Future Consumer Equity ETF

(the “Fund”)

Supplement dated January 3, 2023 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated December 29, 2022

Effective immediately, Laura Destribats will no longer serve as a portfolio manager for the Fund. Alexis Deladerrière, Raj Garigipati and Nathan Lin will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Ms. Destribats in the Prospectus, Summary Prospectus and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

FTRETF3TBDSTK 12-22